UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2018

Date of reporting period:	September 1, 2017 — February 28, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Emerging Markets Equity Fund

Semiannual report
2 | 28 | 18

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PEMMX

Putnam
Emerging Markets
Equity Fund

Semiannual report
2 | 28 | 18

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer, industry or sector. You can lose money by investing in the fund.

Message from the Trustees

April 9, 2018

Dear Fellow Shareholder:

After an extended period of record advances and low volatility, the U.S. stock market encountered some challenges in early 2018. Following several turbulent days, the S&P 500 Index entered correction territory on February 8, 2018, closing more than 10% below its January 2018 peak. Global stock and bond markets have also struggled as concerns grow about rising inflation and interest rates.

While declines like this can be unsettling, seasoned investors recognize that they are natural and ultimately can restore balance in the financial markets. In this changing environment, Putnam’s experienced investment professionals continue to monitor risks and seek opportunities. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors in all types of markets.

As always, we believe investors should maintain a well-diversified portfolio, think about long-term goals, and speak regularly with their financial advisors. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

The world’s emerging markets — from Indonesia and Brazil to Poland and Turkey — can offer investors attractive opportunities. The economies of these countries can grow faster than their developed market counterparts, and are frequently home to rapidly expanding companies whose potential has yet to be fully discovered by Wall Street analysts.

Guided by decades of experience

Putnam Emerging Markets Equity Fund is led by portfolio manager Daniel J. Graña, who has been investing in emerging-market stocks since 1993 — practically since the inception of the asset class. He is backed by a team of dedicated equity analysts, as well as the broader equity research organization of Putnam Investments.

2 Emerging Markets Equity Fund

Emerging markets have demonstrated outstanding growth results

Advanced economies, such as the United States, the European Union, and Australia, have historically lagged the faster growth rates of emerging markets. A key exception occurred during the 1990s, when emerging markets were set back by several high-profile crises, caused in part by an overreliance on capital from abroad and a lack of economic infrastructure to channel investments into productive purposes.

Following these crises, a number of countries involved implemented structural reforms to stabilize investment and economic development potential. These processes of reform and greater fiscal discipline have continued to the present day, helping many emerging markets become more economically resilient and more attractive from an investment perspective.

Emerging Markets Equity Fund 3

Performance history as of 2/28/18

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/18. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 13–14.

4 Emerging Markets Equity Fund

Daniel has an M.B.A. from Northwestern University Kellogg School of Management and two B.S. degrees from Massachusetts Institute of Technology. He joined Putnam in 1999 and has been in the investment industry since 1993.

Daniel, please describe the investing environment for the six-month reporting period.

The main drivers of emerging-market stock performance during the six-month reporting period were global economic expansion, earnings growth, and a weaker U.S. dollar. The synchronized worldwide growth supported healthy corporate earnings in developing economies. This comes after several years of lackluster earnings growth. Robust conditions also buoyed demand for natural resources and commodities from the world’s developing countries, lifting emerging-market exports.

A weaker U.S. dollar also provided a tailwind. A depreciating dollar tends to lift corporate profits, especially for those global firms with sales in foreign currencies. That means emerging-market stocks could continue to be supported by positive earnings outlooks, in our view. U.S. Treasury Secretary Steve Mnuchin’s comments about the dollar at the World Economic Forum Annual Meeting in Davos in January 2018 also rippled through markets. Mnuchin said that in the short term a weaker dollar is good for U.S. trade and for other opportunities. Separately, the Federal

Emerging Markets Equity Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 2/28/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/18. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Emerging Markets Equity Fund

Reserve raised interest rates three times in 2017 and continued to slowly unwind its post-crisis stimulus program, which we believe are both indicators of confidence in the economy.

While these conditions were beneficial to market performance, it’s important to remember that the portfolio is built through fundamental research on companies throughout the world. We make our investment decisions based on considerable information and proprietary insight. The portfolio is different from a generic exposure to the world’s emerging markets; in fact, we are able to invest in a number of midsize and smaller companies that we identify through this intensive research process. We get to know companies, industries, and countries to understand what creates earnings growth in these firms, and what risks they face.

How did the fund perform?

The fund returned 11.07% compared with 10.58% for its benchmark index, the MSCI Emerging Markets Index [ND].

What stocks contributed to performance?

The top portfolio contributor was Grupo Supervielle, an Argentine bank. The bank successfully navigated many years of macroeconomic policy that harmed the Argentine economy. Recent reforms and macroeconomic policies have started to improve the country’s medium-term economic growth trajectory. Key beneficiaries of these reforms include financial companies and banks. We believe Grupo Supervielle has favorable growth opportunities ahead. The fund no longer holds Grupo as of period-end.

Another top performer was China Water Affairs Group. The Chinese tap water supply company is a play on the environment. From a policy perspective, the Chinese government is shifting its priorities from focusing on economic growth to initiatives to promote clean energy and improve the quality of life. China Water is not a state-owned enterprise, and management has focused on returns and shareholders. In our view, the company has tremendous growth potential and is a well-run business.

What stocks detracted from performance?

The top detractor was Qudian, a Chinese financial company. An out-of-benchmark pick, Qudian provides loans to individuals and small businesses. We participated in the stock’s initial public offering in October 2017. The company’s shares have tumbled since its listing on the New York Stock Exchange because of investor concerns about regulatory risks and governance. We take governance issues quite seriously in our investment process, and so we sold the position by period-end.

Taiwan’s Basso Industry, which manufactures a component of pneumatic drills, was another detractor. Global demand for Basso’s drills has slowed, and foreign exchange volatility became a headwind. We expected higher raw material prices to weigh on the company’s profit margins. The earnings outlook was not as good, and there were few catalysts to drive stock performance.

What is the outlook for emerging markets?

In our view, many economies around the world are on stronger footing. We expect synchronized growth across most regions in 2018, along with healthy corporate earnings. Among emerging economies, a number of countries — including India and Argentina — have seen a pickup in growth. Meanwhile, China is slowly pivoting from growth-enhancing policies to those that rein in credit expansion and encourage more environmentally-friendly development. While the economy should continue to expand, in our view, we expect growth to decelerate slightly in 2018. We are also upbeat on Russia because of

Emerging Markets Equity Fund 7

improving consumption and a better economic trajectory. Russia is also a play on rising oil and energy prices.

However, we are mindful of risks in the financial markets, including inflationary pressure and higher interest rates. The Fed is expected to raise interest rates at least three times in 2018, and to continue to slowly unwind its post-crisis stimulus program. Should the Fed grow more hawkish, we believe it could hurt global markets. One of our other concerns is that the Trump administration will continue to pursue trade protectionist measures. The White House can act unilaterally on trade with minimal oversight from Congress. Separately, we think China’s efforts at financially deleveraging its economy pose a risk. Over the long term, growth that is less dependent on credit is a necessary condition to avoid a hard landing, in our view. We also believe the risk of a sharp downturn in the Chinese economy could have repercussions for the rest of Asia.

Daniel, thanks for providing this update about the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Emerging Markets Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/18

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (9/29/08)
Before sales charge	69.64%	5.77%	35.29%	6.23%	34.01%	10.25%	35.62%	11.07%
After sales charge	59.89	5.11	27.51	4.98	26.30	8.09	27.83	4.68
Class B (9/29/08)
Before CDSC	59.76	5.10	30.24	5.43	31.05	9.43	34.65	10.69
After CDSC	59.76	5.10	28.24	5.10	28.05	8.59	29.65	5.69
Class C (9/29/08)
Before CDSC	58.15	4.99	30.26	5.43	31.05	9.43	34.55	10.64
After CDSC	58.15	4.99	30.26	5.43	31.05	9.43	33.55	9.64
Class M (9/29/08)
Before sales charge	61.96	5.26	31.94	5.70	32.07	9.72	34.91	10.79
After sales charge	56.29	4.86	27.32	4.95	27.45	8.42	30.19	6.92
Class R (9/29/08)
Net asset value	65.69	5.51	33.55	5.96	33.05	9.99	35.34	10.96
Class Y (9/29/08)
Net asset value	73.77	6.05	37.01	6.50	35.05	10.54	35.95	11.24

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Emerging Markets Equity Fund 9

Comparative index returns For periods ended 2/28/18

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
MSCI Emerging Markets
Index (ND)	92.36%	7.20%	27.72%	5.02%	29.40%	8.97%	30.51%	10.58%
Lipper Emerging Markets
Funds category average*	95.98	7.25	26.10	4.62	25.74	7.83	27.72	9.04

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 2/28/18, there were 852, 818, 675, 478, and 226 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 2/28/18

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	1		—	—		—	—	1
Income	$0.008		—	—		—	—	$0.031
Capital gains	—		—	—		—	—	—
Total	$0.008		—	—		—	—	$0.031
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
8/31/17	$11.82	$12.54	$11.41	$11.37	$11.58	$12.00	$11.77	$11.94
2/28/18	13.12	13.92	12.63	12.58	12.83	13.30	13.06	13.25

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

10 Emerging Markets Equity Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/18

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (9/29/08)
Before sales charge	70.68%	5.79%	38.89%	6.79%	36.46%	10.92%	32.35%	10.90%
After sales charge	60.86	5.13	30.90	5.53	28.62	8.75	24.74	4.53
Class B (9/29/08)
Before CDSC	60.73	5.12	33.71	5.98	33.43	10.09	31.47	10.53
After CDSC	60.73	5.12	31.71	5.66	30.43	9.26	26.47	5.53
Class C (9/29/08)
Before CDSC	59.03	5.00	33.73	5.98	33.29	10.05	31.36	10.48
After CDSC	59.03	5.00	33.73	5.98	33.29	10.05	30.36	9.48
Class M (9/29/08)
Before sales charge	62.97	5.27	35.51	6.27	34.40	10.36	31.87	10.72
After sales charge	57.26	4.88	30.77	5.51	29.69	9.05	27.25	6.85
Class R (9/29/08)
Net asset value	66.70	5.52	37.12	6.52	35.37	10.62	32.19	10.79
Class Y (9/29/08)
Net asset value	74.95	6.06	40.58	7.05	37.47	11.19	32.80	11.07

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Net expenses for the fiscal year
ended 8/31/17*	1.63%	2.38%	2.38%	2.13%	1.88%	1.38%
Total annual operating expenses for the
fiscal year ended 8/31/17	2.06%	2.81%	2.81%	2.56%	2.31%	1.81%
Annualized expense ratio for the
six-month period ended 2/28/18†	1.61%	2.36%	2.36%	2.11%	1.86%	1.36%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 12/30/18.

† Includes an increase of 0.02% from annualizing the performance fee adjustment for the six months ended 2/28/18.

Emerging Markets Equity Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/17 to 2/28/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$8.43	$12.33	$12.33	$11.03	$9.73	$7.12
Ending value (after expenses)	$1,110.70	$1,106.90	$1,106.40	$1,107.90	$1,109.60	$1,112.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/18, use the following calculation method. To find the value of your investment on 9/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$8.05	$11.78	$11.78	$10.54	$9.30	$6.80
Ending value (after expenses)	$1,016.81	$1,013.09	$1,013.09	$1,014.33	$1,015.57	$1,018.05

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Emerging Markets Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a

Emerging Markets Equity Fund 13

fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2018, Putnam employees had approximately $528,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Emerging Markets Equity Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Emerging Markets Equity Fund 15

The fund’s portfolio 2/28/18 (Unaudited)

COMMON STOCKS (92.2%)*	Shares	Value
Automobiles (0.6%)
Brilliance China Automotive Holdings, Ltd. (China)	202,000	$541,202
		541,202
Banks (12.1%)
Bank of China, Ltd. (China)	1,751,000	943,981
China Construction Bank Corp. (China)	2,814,000	2,894,050
CTBC Financial Holding Co., Ltd. (Taiwan)	1,714,000	1,235,468
Grupo Financiero Galicia SA ADR (Argentina)	10,350	651,429
Hana Financial Group, Inc. (South Korea)	23,758	1,068,925
HDFC Bank, Ltd. (India)	27,537	790,364
Industrial & Commercial Bank of China, Ltd. (China)	2,018,000	1,722,663
Sberbank of Russia PJSC ADR (Russia)	114,634	2,323,279
		11,630,159
Capital markets (1.4%)
Edelweiss Financial Services, Ltd. (India)	339,542	1,375,065
		1,375,065
Chemicals (1.6%)
Formosa Plastics Corp. (Taiwan)	277,000	969,100
Indorama Ventures PCL (Foreign depositary shares) (Thailand)	304,800	524,345
		1,493,445
Commercial services and supplies (0.5%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
New Middle East Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
Sunny Friend Environmental Technology Co., Ltd. (Taiwan)	62,000	490,240
		490,242
Construction and engineering (3.2%)
China State Construction International Holdings, Ltd. (China)	654,000	884,025
CTCI Corp. (Taiwan)	562,000	861,881
KEC International, Ltd. (India)	73,329	463,868
Mota-Engil SGPS SA (Portugal)	182,328	884,101
		3,093,875
Construction materials (1.1%)
Loma Negra Cia Industrial Argentina SA ADR (Argentina) †	22,631	492,677
Waskita Beton Precast Tbk PT (Indonesia)	17,229,000	599,281
		1,091,958
Consumer finance (1.5%)
Shriram Transport Finance Co., Ltd. (India)	36,506	742,716
UNIFIN Financiera, SAB de CV SOFOM, E.N.R. (Mexico)	199,165	705,030
		1,447,746
Diversified consumer services (1.4%)
Ser Educacional SA 144A (Brazil)	58,277	556,404
TAL Education Group ADR (China)	20,180	761,997
		1,318,401
Diversified financial services (1.1%)
Chailease Holding Co., Ltd. (Taiwan)	335,000	1,106,591
		1,106,591

16 Emerging Markets Equity Fund

COMMON STOCKS (92.2%)* cont.	Shares	Value
Diversified telecommunication services (0.5%)
Telecom Argentina SA ADR (Argentina)	15,615	$520,136
		520,136
Electrical equipment (0.7%)
KEI Industries, Ltd. (India) †	110,510	646,383
		646,383
Electronic equipment, instruments, and components (2.0%)
Orbotech, Ltd. (Israel) †	17,100	939,816
Sunny Optical Technology Group Co., Ltd. (China)	57,800	959,685
		1,899,501
Energy equipment and services (0.6%)
Hilong Holding, Ltd. (China)	1,916,000	317,380
Honghua Group, Ltd. (China) †	2,257,000	233,469
		550,849
Food and staples retail (2.6%)
Massmart Holdings, Ltd. (South Africa)	56,379	780,047
Robinsons Retail Holdings, Inc. (Philippines)	31,260	56,834
Wal-Mart de Mexico SAB de CV (Mexico)	446,000	1,043,864
X5 Retail Group NV GDR (Russia) †	18,535	661,669
		2,542,414
Food products (0.8%)
WH Group, Ltd. (Hong Kong)	628,500	773,588
		773,588
Health-care equipment and supplies (0.4%)
Vieworks Co., Ltd. (South Korea)	9,421	361,102
		361,102
Health-care providers and services (0.9%)
Fleury SA (Brazil)	103,795	867,276
		867,276
Hotels, restaurants, and leisure (3.1%)
Arcos Dorados Holdings, Inc. Class A (Brazil) †	76,400	729,620
Genting Bhd (Malaysia)	313,200	705,340
Jubilant Foodworks, Ltd. (India)	33,629	1,041,469
Xiabuxiabu Catering Management China Holdings Co., Ltd. (China)	270,000	502,387
		2,978,816
Household durables (1.3%)
Basso Industry Corp. (Taiwan)	218,000	454,012
HC Brillant Services GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	2	2
MRV Engenharia e Participacoes SA (Brazil)	171,412	801,390
		1,255,404
Independent power and renewable electricity producers (1.4%)
Canvest Environmental Protection Group Co., Ltd. (China)	1,326,000	760,245
China Everbright Greentech, Ltd. (China) †	648,000	570,990
		1,331,235
Insurance (6.2%)
Cathay Financial Holding Co., Ltd. (Taiwan)	342,000	627,752
Discovery, Ltd. (South Africa)	32,024	485,448
DB Insurance Co., Ltd. (South Korea)	13,634	868,004
Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	11,909	453,601

Emerging Markets Equity Fund 17

COMMON STOCKS (92.2%)* cont.	Shares	Value
Insurance cont.
ING Life Insurance Korea, Ltd. (South Korea)	15,415	$753,463
IRB Brasil Resseguros SA (Brazil)	120,356	1,434,531
Ping An Insurance Group Co. of China, Ltd. (China)	124,000	1,305,480
		5,928,279
Internet and direct marketing retail (—%)
Global Fashion Group SA (acquired 8/2/13, cost $87,766) (Private)
(Luxembourg) † ∆∆ F	2,072	20,325
		20,325
Internet software and services (10.8%)
Alibaba Group Holding, Ltd. ADR (China) †	22,775	4,239,339
Tencent Holdings, Ltd. (China)	92,900	5,094,984
Yandex NV Class A (Russia) †	26,505	1,089,090
		10,423,413
IT Services (0.7%)
Chinasoft International, Ltd. (China)	954,000	694,670
		694,670
Machinery (1.2%)
China Conch Venture Holdings, Ltd. (China)	167,000	499,749
Iochpe Maxion SA (Brazil)	98,965	673,300
		1,173,049
Media (3.2%)
Megacable Holdings SAB de CV (Units) (Mexico)	164,177	721,047
Naspers, Ltd. Class N (South Africa)	8,657	2,377,736
		3,098,783
Metals and mining (4.3%)
APL Apollo Tubes, Ltd. (India) †	14,838	464,400
Hindalco Industries, Ltd. (India)	162,333	606,356
Korea Zinc Co., Ltd. (South Korea)	1,726	812,747
POSCO (South Korea)	3,059	1,016,039
Skipper, Ltd. (India) †	147,384	534,989
United Co. RUSAL PLC (RUSAL) (Russia)	1,003,000	685,709
		4,120,240
Multiline retail (0.9%)
Poya International Co., Ltd. (Taiwan)	65,260	837,582
		837,582
Oil, gas, and consumable fuels (5.9%)
CNOOC, Ltd. (China)	584,000	832,021
Lukoil PJSC ADR (Russia)	22,639	1,515,863
NOVATEK PJSC GDR (Russia)	8,024	1,093,009
Petroleo Brasileiro SA — Petrobras ADR (Brazil) †	53,371	749,329
Petroleo Brasileiro SA — Petrobras ADR (Preference) (Brazil) †	19,900	260,491
PTT PCL (Foreign depositary shares) (Thailand)	68,500	1,243,867
		5,694,580
Paper and forest products (0.7%)
Nine Dragons Paper Holdings, Ltd. (China)	386,000	687,021
		687,021
Personal products (0.6%)
TCI Co., Ltd. (Taiwan)	48,000	529,619
		529,619

18 Emerging Markets Equity Fund

COMMON STOCKS (92.2%)* cont.	Shares	Value
Pharmaceuticals (0.8%)
China Traditional Chinese Medicine Holdings Co., Ltd. (China)	1,260,000	$756,889
		756,889
Professional services (0.7%)
Sporton International, Inc. (Taiwan)	125,000	663,516
		663,516
Real estate management and development (3.2%)
China Aoyuan Property Group, Ltd. (China)	758,000	602,460
China Overseas Land & Investment, Ltd. (China)	300,000	1,041,271
Emaar Development PJSC (United Arab Emirates) †	611,256	880,379
KWG Property Holding, Ltd. (China)	400,000	550,728
		3,074,838
Semiconductors and semiconductor equipment (4.9%)
Globalwafers Co., Ltd. (Taiwan)	36,000	509,408
MediaTek, Inc. (Taiwan)	157,000	1,583,719
Sino-American Silicon Products, Inc. (Taiwan)	165,000	493,266
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	262,889	2,159,021
		4,745,414
Software (0.5%)
NCSOFT Corp. (South Korea)	1,375	470,370
		470,370
Specialty retail (0.9%)
JUMBO SA (Greece)	22,570	409,100
Padini Holdings Bhd (Malaysia)	335,900	424,707
		833,807
Technology hardware, storage, and peripherals (5.5%)
Casetek Holdings, Ltd. (Taiwan)	236,697	766,194
Samsung Electronics Co., Ltd. (South Korea)	1,814	3,931,518
Samsung Electronics Co., Ltd. (Preference) (South Korea)	316	579,388
		5,277,100
Textiles, apparel, and luxury goods (0.6%)
Nameson Holdings, Ltd. (Hong Kong)	1,618,000	584,419
		584,419
Water utilities (0.9%)
China Water Affairs Group, Ltd. (China)	1,014,000	890,645
		890,645
Wireless telecommunication services (0.9%)
TIM Participacoes SA ADR (Brazil)	42,435	903,017
		903,017
Total common stocks (cost $77,423,390)		$88,722,964

INVESTMENT COMPANIES (3.7%)*	Shares	Value
iShares MSCI Emerging Markets ETF	74,900	$3,596,698
Total investment companies (cost $3,803,278)		$3,596,698

Emerging Markets Equity Fund 19

	Expiration	Strike
WARRANTS (1.1%)* †	date	price	Warrants	Value
Hangzhou Hikvision Digital Technology Co., Ltd.
144A (China)	2/11/19	$0.00	71,100	$478,005
Tonghua Dongbao Pharmaceutical Co., Ltd.
144A (China)	11/12/18	0.00	148,400	548,414
Total warrants (cost $984,855)				$1,026,419

CONVERTIBLE PREFERRED STOCKS (—%)*			Shares	Value
Global Fashion Group SA zero % cv. pfd. (acquired 7/11/16 and 9/14/17,
cost $10,576) (Luxembourg) (Private) † ∆∆ F			1,609	$16,099
Total convertible preferred stocks (cost $10,576)				$16,099

SHORT-TERM INVESTMENTS (1.4%)*			Shares	Value
Putnam Short Term Investment Fund 1.54% L			1,394,045	$1,394,045
Total short-term investments (cost $1,394,045)				$1,394,045

TOTAL INVESTMENTS
Total investments (cost $83,616,144)				$94,756,225

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
PJSC	Public Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2017 through February 28, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $96,184,185.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $36,428, or less than 0.1% of net assets.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $525,364 to cover the settlement of certain securities.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

20 Emerging Markets Equity Fund

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

China	30.9%	Argentina	1.8%
Taiwan	14.0	Hong Kong	1.4
South Korea	10.9	Malaysia	1.2
Russia	7.8	Israel	1.0
Brazil	7.4	Portugal	0.9
India	7.0	United Arab Emirates	0.9
United States	5.3	Indonesia	0.6
South Africa	3.9	Other	0.5
Mexico	2.6	Total	100.0%
Thailand	1.9

Emerging Markets Equity Fund 21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$3,570,458	$7,877,954	$20,327
Consumer staples	1,043,864	2,801,757	—
Energy	2,253,687	3,991,742	—
Financials	3,276,438	18,211,402	—
Health care	867,276	1,117,991	—
Industrials	673,300	5,393,763	2
Information technology	6,268,245	17,242,223	—
Materials	1,017,022	6,375,642	—
Real estate	—	3,074,838	—
Telecommunication services	1,423,153	—	—
Utilities	—	2,221,880	—
Total common stocks	20,393,443	68,309,192	20,329

Convertible preferred stocks	—	—	16,099
Investment companies	3,596,698	—	—
Warrants	—	1,026,419	—
Short-term investments	1,394,045	—	—
Totals by level	$25,384,186	$69,335,611	$36,428

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

22 Emerging Markets Equity Fund

Statement of assets and liabilities 2/28/18 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $82,222,099)	$93,362,180
Affiliated issuers (identified cost $1,394,045) (Note 5)	1,394,045
Cash	1,995
Foreign currency (cost $3,938) (Note 1)	3,930
Dividends, interest and other receivables	150,899
Receivable for shares of the fund sold	1,535,874
Receivable for investments sold	1,308,264
Prepaid assets	47,193
Total assets	97,804,380

LIABILITIES
Payable for investments purchased	1,360,549
Payable for shares of the fund repurchased	53,830
Payable for compensation of Manager (Note 2)	16,404
Payable for custodian fees (Note 2)	49,168
Payable for investor servicing fees (Note 2)	14,784
Payable for Trustee compensation and expenses (Note 2)	6,797
Payable for administrative services (Note 2)	250
Payable for distribution fees (Note 2)	24,962
Other accrued expenses	93,451
Total liabilities	1,620,195

Net assets	$96,184,185

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$84,584,126
Accumulated net investment loss (Note 1)	(190,930)
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	686,387
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	11,104,602
Total — Representing net assets applicable to capital shares outstanding	$96,184,185

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($42,644,635 divided by 3,250,001 shares)	$13.12
Offering price per class A share (100/94.25 of $13.12)*	$13.92
Net asset value and offering price per class B share ($2,423,510 divided by 191,853 shares)**	$12.63
Net asset value and offering price per class C share ($7,559,778 divided by 600,800 shares)**	$12.58
Net asset value and redemption price per class M share ($739,074 divided by 57,600 shares)	$12.83
Offering price per class M share (100/96.50 of $12.83)*	$13.30
Net asset value, offering price and redemption price per class R share
($1,162,217 divided by 88,997 shares)	$13.06
Net asset value, offering price and redemption price per class Y share
($41,654,971 divided by 3,143,408 shares)	$13.25

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Equity Fund 23

Statement of operations Six months ended 2/28/18 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $43,362)	$414,325
Interest (including interest income of $14,813 from investments in affiliated issuers) (Note 5)	14,813
Total investment income	429,138

EXPENSES
Compensation of Manager (Note 2)	360,898
Investor servicing fees (Note 2)	85,550
Custodian fees (Note 2)	62,161
Trustee compensation and expenses (Note 2)	1,536
Distribution fees (Note 2)	87,353
Administrative services (Note 2)	1,358
Auditing and tax fees	37,696
Blue sky expense	46,984
Other	21,350
Fees waived and reimbursed by Manager (Note 2)	(94,003)
Total expenses	610,883
Expense reduction (Note 2)	(17,813)
Net expenses	593,070

Net investment loss	(163,932)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $246,293) (Notes 1 and 3)	6,354,179
Foreign currency transactions (Note 1)	(52,192)
Written options (Note 1)	97,842
Total net realized gain	6,399,829
Change in net unrealized appreciation (depreciation) on:
Securities in unaffiliated issuers (net of foreign tax of $34,159)	1,463,941
Assets and liabilities in foreign currencies	(1,093)
Written options	(11,013)
Total change in net unrealized appreciation	1,451,835

Net gain on investments	7,851,664

Net increase in net assets resulting from operations	$7,687,732

The accompanying notes are an integral part of these financial statements.

24 Emerging Markets Equity Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/28/18*	Year ended 8/31/17
Operations
Net investment income (loss)	$(163,932)	$250,391
Net realized gain on investments
and foreign currency transactions	6,399,829	3,546,640
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	1,451,835	6,755,893
Net increase in net assets resulting from operations	7,687,732	10,552,924
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(21,313)	(172,097)
Class B	—	(4,137)
Class C	—	(7,407)
Class M	—	(1,453)
Class R	—	(6,335)
Class Y	(88,458)	(146,561)
Increase from capital share transactions (Note 4)	29,208,544	14,258,550
Total increase in net assets	36,786,505	24,473,484

NET ASSETS
Beginning of period	59,397,680	34,924,196
End of period (including accumulated net investment
loss of $190,930 and undistributed net investment income
of $82,773, respectively)	$96,184,185	$59,397,680

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Equity Fund 25

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized		From						of expenses	investment
	value,		and unrealized	Total from	net			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	fees	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[c]	(%)
Class A
February 28, 2018**	$11.82	(.03)	1.34	1.31	(.01)	(.01)	—	$13.12	11.07*	$42,645	.80 *	(.23)*	78*
August 31, 2017	9.54	.05	2.31	2.36	(.08)	(.08)	—	11.82	25.07	28,408	1.63	.55	137
August 31, 2016	8.44	.02	1.19	1.21	(.11)	(.11)	—	9.54	14.41	19,784	1.65[e]	.25[e]	156
August 31, 2015	10.93	.09	(2.50)	(2.41)	(.08)	(.08)	—	8.44	(22.19)	20,490	1.61	.86	157
August 31, 2014	8.96	.04	1.97	2.01	(.04)	(.04)	—	10.93	22.46	28,671	1.55	.44	125
August 31, 2013	8.68	.05	.28	.33	(.05)	(.05)	—[f]	8.96	3.71	23,617	1.54	.52	157
Class B
February 28, 2018**	$11.41	(.07)	1.29	1.22	—	—	—	$12.63	10.69*	$2,424	1.17*	(.59)*	78*
August 31, 2017	9.22	(.02)	2.23	2.21	(.02)	(.02)	—	11.41	24.07	2,054	2.38	(.22)	137
August 31, 2016	8.15	(.04)	1.14	1.10	(.03)	(.03)	—	9.22	13.57	1,727	2.40[e]	(.46)[e]	156
August 31, 2015	10.55	.02	(2.42)	(2.40)	—	—	—	8.15	(22.75)	1,599	2.36	.16	157
August 31, 2014	8.69	(.03)	1.89	1.86	—	—	—	10.55	21.40	2,064	2.30	(.34)	125
August 31, 2013	8.44	(.02)	.27	.25	—	—	—[f]	8.69	2.96	2,118	2.29	(.21)	157
Class C
February 28, 2018**	$11.37	(.07)	1.28	1.21	—	—	—	$12.58	10.64*	$7,560	1.17*	(.59)*	78*
August 31, 2017	9.19	(.02)	2.22	2.20	(.02)	(.02)	—	11.37	24.07	4,475	2.38	(.19)	137
August 31, 2016	8.13	(.04)	1.14	1.10	(.04)	(.04)	—	9.19	13.55	2,802	2.40[e]	(.45)[e]	156
August 31, 2015	10.53	.01	(2.40)	(2.39)	(.01)	(.01)	—	8.13	(22.70)	2,322	2.36	.11	157
August 31, 2014	8.67	(.03)	1.89	1.86	—	—	—	10.53	21.45	2,858	2.30	(.31)	125
August 31, 2013	8.42	(.02)	.27	.25	—	—	—[f]	8.67	2.97	2,163	2.29	(.17)	157
Class M
February 28, 2018**	$11.58	(.06)	1.31	1.25	—	—	—	$12.83	10.79*	$739	1.05*	(.46)*	78*
August 31, 2017	9.35	.01	2.26	2.27	(.04)	(.04)	—	11.58	24.39	569	2.13	.09	137
August 31, 2016	8.27	(.02)	1.16	1.14	(.06)	(.06)	—	9.35	13.91	377	2.15[e]	(.24)[e]	156
August 31, 2015	10.70	.03	(2.44)	(2.41)	(.02)	(.02)	—	8.27	(22.55)	365	2.11	.35	157
August 31, 2014	8.79	(.01)	1.92	1.91	—	—	—	10.70	21.73	493	2.05	(.06)	125
August 31, 2013	8.52	.01	.26	.27	—[f]	—[f]	—[f]	8.79	3.20	455	2.04	.08	157
Class R
February 28, 2018**	$11.77	(.04)	1.33	1.29	—	—	—	$13.06	10.96*	$1,162	.93*	(.34)*	78*
August 31, 2017	9.53	.04	2.29	2.33	(.09)	(.09)	—	11.77	24.69	1,010	1.88	.36	137
August 31, 2016	8.35	.03[g]	1.15	1.18	—	—	—	9.53	14.13	661	1.90[e]	.34[e,g]	156
August 31, 2015	10.81	.06	(2.46)	(2.40)	(.06)	(.06)	—	8.35	(22.32)	477	1.86	.63	157
August 31, 2014	8.88	.03	1.92	1.95	(.02)	(.02)	—	10.81	21.98	602	1.80	.31	125
August 31, 2013	8.62	.04	.26	.30	(.04)	(.04)	—[f]	8.88	3.43	278	1.79	.42	157

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26 Emerging Markets Equity Fund	Emerging Markets Equity Fund 27

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized		From						of expenses	investment
	value,		and unrealized	Total from	net			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	fees	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[c]	(%)
Class Y
February 28, 2018**	$11.94	(.01)	1.35	1.34	(.03)	(.03)	—	$13.25	11.24*	$41,655	.68*	(.09)*	78*
August 31, 2017	9.64	.10	2.31	2.41	(.11)	(.11)	—	11.94	25.34	22,882	1.38	.94	137
August 31, 2016	8.53	.06[g]	1.18	1.24	(.13)	(.13)	—	9.64	14.69	9,573	1.40[e]	.63[e,g]	156
August 31, 2015	11.04	.11	(2.52)	(2.41)	(.10)	(.10)	—	8.53	(21.93)	6,490	1.36	1.12	157
August 31, 2014	9.06	.07	1.97	2.04	(.06)	(.06)	—	11.04	22.59	8,597	1.30	.73	125
August 31, 2013	8.78	.08	.27	.35	(.07)	(.07)	—[f]	9.06	3.94	5,576	1.29	.85	157

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
February 28, 2018	0.12%
August 31, 2017	0.43
August 31, 2016	0.55
August 31, 2015	0.42
August 31, 2014	0.37
August 31, 2013	0.28

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

f Amount represents less than $0.01 per share.

g The net investment income ratio and per share amount shown for the period ending may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

28 Emerging Markets Equity Fund	Emerging Markets Equity Fund 29

Notes to financial statements 2/28/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2017 through February 28, 2018.

Putnam Emerging Markets Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of emerging market companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in equity securities of emerging market companies. This policy may be changed only after 60 days’ notice to shareholders. Emerging markets include countries in the MSCI Emerging Markets Index or that Putnam Management considers to be emerging markets based on Putnam Management’s evaluation of their level of economic development or the size and experience of their securities markets. The fund invests significantly in small and midsize companies. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates

30 Emerging Markets Equity Fund

and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Emerging Markets Equity Fund 31

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a

32 Emerging Markets Equity Fund

decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2017, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$3,129,940	$2,457,510	$5,587,450

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $83,742,711, resulting in gross unrealized appreciation and depreciation of $12,955,957 and $1,942,443, respectively, or net unrealized appreciation of $11,013,514.

Emerging Markets Equity Fund 33

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,
1.030%	of the next $5 billion,	0.860%	of the next $50 billion,
0.980%	of the next $10 billion,	0.850%	of the next $100 billion and
0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI Emerging Markets Index (Net Dividends) each measured over the performance period. The maximum annualized performance adjustment rate is +/- 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.458% of the fund’s average net assets before an increase of $7,539 (0.010% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through December 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $94,003 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage

34 Emerging Markets Equity Fund

the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$37,773	Class R	1,242
Class B	2,475	Class Y	36,885
Class C	6,421	Total	$85,550
Class M	754

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $272 under the expense offset arrangements and by $17,541 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $62, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”)

Emerging Markets Equity Fund 35

of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$42,243
Class B	1.00%	1.00%	11,117
Class C	1.00%	1.00%	28,666
Class M	1.00%	0.75%	2,541
Class R	1.00%	0.50%	2,786
Total			$87,353

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $16,073 and $111 from the sale of class A and class M shares, respectively, and received $92 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$87,698,533	$58,514,009
U.S. government securities (Long-term)	—	—
Total	$87,698,533	$58,514,009

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class A	Shares	Amount	Shares	Amount
Shares sold	1,114,797	$14,450,091	836,079	$8,816,976
Shares issued in connection with
reinvestment of distributions	1,548	19,425	18,827	166,809
	1,116,345	14,469,516	854,906	8,983,785
Shares repurchased	(270,532)	(3,470,308)	(523,552)	(5,135,200)
Net increase	845,813	$10,999,208	331,354	$3,848,585

36 Emerging Markets Equity Fund

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class B	Shares	Amount	Shares	Amount
Shares sold	27,358	$338,460	62,549	$583,434
Shares issued in connection with
reinvestment of distributions	—	—	475	4,083
	27,358	338,460	63,024	587,517
Shares repurchased	(15,554)	(190,246)	(70,222)	(663,658)
Net increase (decrease)	11,804	$148,214	(7,198)	$(76,141)

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class C	Shares	Amount	Shares	Amount
Shares sold	252,665	$3,101,556	173,974	$1,754,950
Shares issued in connection with
reinvestment of distributions	—	—	814	6,978
	252,665	3,101,556	174,788	1,761,928
Shares repurchased	(45,584)	(549,026)	(86,043)	(806,407)
Net increase	207,081	$2,552,530	88,745	$955,521

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class M	Shares	Amount	Shares	Amount
Shares sold	13,389	$163,177	17,844	$179,843
Shares issued in connection with
reinvestment of distributions	—	—	167	1,453
	13,389	163,177	18,011	181,296
Shares repurchased	(4,945)	(63,574)	(9,206)	(87,484)
Net increase	8,444	$99,603	8,805	$93,812

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class R	Shares	Amount	Shares	Amount
Shares sold	13,375	$168,146	18,349	$178,859
Shares issued in connection with
reinvestment of distributions	—	—	628	5,555
	13,375	168,146	18,977	184,414
Shares repurchased	(10,190)	(133,673)	(2,552)	(24,614)
Net increase	3,185	$34,473	16,425	$159,800

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,809,253	$23,201,541	1,478,639	$14,756,569
Shares issued in connection with
reinvestment of distributions	6,856	86,869	16,098	143,919
	1,816,109	23,288,410	1,494,737	14,900,488
Shares repurchased	(589,009)	(7,913,894)	(570,955)	(5,623,515)
Net increase	1,227,100	$15,374,516	923,782	$9,276,973

At the close of the reporting period, a shareholder of record owned 8.2% of the outstanding shares of the fund.

Emerging Markets Equity Fund 37

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/17	cost	proceeds	income	of 2/28/18
Short-term investments
Putnam Short Term
Investment Fund**	$1,560,755	$30,455,074	$30,621,784	$14,813	$1,394,045
Total Short-term
investments	$1,560,755	$30,455,074	$30,621,784	$14,813	$1,394,045

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$72,000
Written equity option contracts (contract amount)	$74,000
Warrants (number of warrants)	390,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Equity contracts	Investments	$1,026,419	Payables	$—
Total		$1,026,419		$—

38 Emerging Markets Equity Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Options	Total
Equity contracts	$380,292	$(102,373)	$277,919
Total	$380,292	$(102,373)	$277,919

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Options	Total
Equity contracts	$(53,860)	$44,237	$(9,623)
Total	$(53,860)	$44,237	$(9,623)

Emerging Markets Equity Fund 39

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

40 Emerging Markets Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisors	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
The Putnam Advisory Company, LLC	Robert L. Reynolds	Vice President and
One Post Office Square	Manoj P. Singh	Assistant Treasurer
Boston, MA 02109
	Officers	Mark C. Trenchard
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	President	BSA Compliance Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Custodian	Principal Executive Officer,	Proxy Voting and Corporate
State Street Bank	and Compliance Liaison	Governance, Assistant Clerk,
and Trust Company		and Assistant Treasurer
Robert T. Burns
Legal Counsel	Vice President and	Denere P. Poulack
Ropes & Gray LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Emerging Markets Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA065 310276 4/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 26, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 26, 2018